Exhibit 10.3
EXCHANGE AGREEMENT
     THIS EXCHANGE AGREEMENT (this “Agreement”), dated as of October 9, 2009, by and among each of the individuals whose name and address is set forth on the signature pages to this Agreement (each such individual an “Investor” and, collectively, the “Investors”), and PVF CAPITAL CORP., an Ohio corporation (the “Company”).
RECITALS
     A. Reference is made to that certain Indenture (the “Indenture”), dated as of July 6, 2006, by and between the Company and Bank of America Corporation (as successor to LaSalle Bank National Association).
     B. Reference is made to that certain Amended and Restated Trust Agreement (the “Trust Agreement”), dated as of July 6, 2006, by and among the Company, Christiana Bank & Trust Company as Delaware Trustee, Bank of America Corporation as Institutional Trustee (as successor to LaSalle Bank National Association), the respective administrative trustees named therein and other parties thereto.
     C. PVF Capital Trust II, a Delaware business trust (the “Trust”), is the holder of a Junior Subordinated Note due 2036 in the original principal amount of $10,310,000 issued by the Company pursuant to the Indenture.
     D. The Investors at the Closing Date (as defined in Section 10.1) will be the holders of Trust Preferred Securities due September 15, 2036 (the “TruPS”) in the aggregate liquidation amount of $10,000,000 issued by the Trust pursuant to the Trust Agreement, with each Investor holding TruPS having the liquidation preference amount set forth next to his name on the signature page hereto.

     E. Each of the Investors and the Company desire that the Investors exchange the TruPS held by him at the Closing Date for the consideration set forth herein pursuant to the terms and conditions of this Agreement (the “Exchange”).
AGREEMENT
     NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein set forth, the parties hereto agree as follows:
     1. Exchange of TruPS.
          Upon and subject to the terms and conditions contained in this Agreement, on the Closing Date, each Investor shall deliver the TruPS held by him to the Company, free and clear of all claims, liens and Encumbrances (as defined herein), and the Company shall transfer and deliver to the Investor the consideration set forth in Section 2.1 of this Agreement.
     2. Consideration for the Exchange.
          2.1 Exchange Price.
          The consideration to be delivered to each Investor as set forth in Section 1 (the “Exchange Price”) shall be:
(a)	a cash payment (the “Cash Consideration”) of (I) FOUR HUNDRED THOUSAND DOLLARS ($400,000) multiplied by (II) each Investor’s Percentage, as set forth next to each Investor’s name on the signature page hereto;

(b)	a number of shares of the Company’s common stock, par value $.01 per share (“Company Common Stock”) equal to the product of (I) the Initial Shares (as defined below) and (II) each Investor’s Percentage. “Initial Shares” shall be a number of shares of

Company Common Stock equal to $600,000 divided by the average daily closing price of the Company Common Stock for the twenty (20) business days prior to the date of Closing (the “Conversion Price”);

(c)	a warrant, in the form attached hereto as Exhibit A (the “Exhibit A Warrant”), to purchase a number of shares of Company Common Stock equal to the product of (I) the Exhibit A Warrant Shares (as defined below) and (II) each Investor’s Percentage. The Exhibit A Warrant Shares shall be the sum of (A) 769,608 shares plus (B) the product of the Initial Shares and 9.9%. The Exhibit A Warrant shall be exercisable within five (5) years of the Closing Date and shall provide for the purchase of the shares at a strike price equal to the lesser of (i) $4.00 per share, (ii) the Conversion Price, (iii) in the event that the Company consummates a public offering other than pursuant to an employee benefit plan of the Company, including an offering registered with the Securities and Exchange Commission notwithstanding that such registered offering might be deemed a private offering under Nasdaq Marketplace Rule 5635 (a “Public Offering”), the price per share for shares of Company Common Stock in any such Public Offering, or (iv) in the event that the Company consummates a private placement of shares of Company Common Stock in exchange exclusively for cash consideration pursuant to Regulation D (a “Private Placement”), the Regulation D private placement offering price per share for shares of Company Common Stock in any such private placement (the “Strike Price”). A Public Offering or a Private Placement is referred to herein as an “Offering.”

(d)	a warrant, in the form attached hereto as Exhibit B (the “Exhibit B Warrant” and together with Exhibit A Warrant, the “Warrants”) to purchase a number of shares of Company Common Stock equal to the product of (I) the Allowable Number (as defined below) and (II) each Investor’s Percentage. The Exhibit B Warrant shall be exercisable within five (5) years of the Closing Date only in the event that an Offering is consummated by the Company within one (1) year of the date hereof, and shall provide for the purchase of Company Common Stock at the Strike Price. The “Allowable Number” shall be a number of shares equal to the Dilution Limit (as defined below) minus the aggregate number of shares issuable or issued to all the Investors pursuant to the Exhibit A Warrants. The Dilution Limit equals 4.9% of the total number of shares of Company Common Stock outstanding subsequent to the first Offering completed by the Company within one year of the date hereof. In the event two or more Offerings are completed by the Company within one (1) year of the date hereof, then upon the completion of each Offering completed within such one-year period and subsequent to the first completed Offering the Dilution

Limit shall be increased by a number of shares equal to 4.9% of the total number of shares of Company Common Stock sold in each Offering completed within such one-year period and subsequent to the first completed Offering.
          2.2 Payment of Exchange Price.
          The Company shall deliver the cash portion of the Exchange Price by wire transfer of immediately available funds to the Investors on the Closing Date pursuant to the wire instructions provided by the Investors prior to the Closing Date.
          2.3 Representations and Warranties of the Investors regarding the Company Common Stock and the Warrants.
          Each of the Investors represents and warrants to the Company with respect to such Investor as follows:
(a)	(i) The Investor is familiar with the nature of and risks involved in an investment in the Company Common Stock and Warrants issuable hereunder, (ii) is financially capable of bearing the economic risk of this investment, and (iii) has carefully considered and evaluated the risks and advantages of receiving the Company Common Stock and Warrants issuable hereunder.

(b)	The Investor understands that (i) the Company Common Stock and Warrants issuable hereunder have not been registered under the Securities Act of 1933, as amended (hereinafter referred to as the “1933 Act”) or any state securities laws and cannot be resold without registration under the 1933 Act or an exemption therefrom,

(ii) the Company Common Stock and Warrants issuable hereunder are being acquired for investment and agrees and represents that it will not sell or distribute the Company Common Stock and Warrants issuable hereunder or any portion thereof without compliance with all applicable securities laws.

(c)	The Investor is fully aware that the Company Common Stock and Warrants issuable hereunder are being issued and sold in reliance upon an exemption provided for by the 1933 Act and the applicable state securities laws, on the basis that no public offering is involved, and that the representations set forth in this Agreement are being relied upon by the Company and are essential to the availability of such exemption.

(d)	The Investor acknowledges and understands that the certificate evidencing its ownership of the Company Common Stock issuable hereunder and upon the exercise of the Warrants will be imprinted with a legend substantially in the following form:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.

(e)	The Investor acknowledges and understands that the certificate evidencing its ownership of the Warrants will be imprinted with a legend substantially in the following form:

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.

(f)	The Investor is acquiring the Company Common Stock and Warrants issuable hereunder for his own account.

(g)	The offer and purchase of the Company Common Stock and Warrants issuable hereunder was initiated in a private, negotiated transaction between the Investor and Company, and no general solicitation was utilized by the Company.

(h)	The Investor is a resident, for tax and other purposes, of the United States.

(i)	The Investor is an Accredited Investor (as such term is defined in Rule 501 promulgated under the 1933 Act) and the Investor is an

Accredited Investor due to his meeting the class of Accredited Investor set forth next to his name on the signature page to this Agreement.
     3. Representations and Warranties of the Investor.
     Each Investor makes the representations and warranties contained in Sections 3.1 through 3.5 to the Company with respect to such Investor intending that the Company rely on each of such representations and warranties in order to induce the Company to enter into and complete the transaction contemplated by this Agreement. The representations and warranties set forth in this Article 3 shall survive the consummation of the transaction contemplated by this Agreement until the expiration of one (1) year from the Closing Date, provided that in the case of fraud, the representations and warranties shall survive the consummation of such transaction without any time limit. Where representations and warranties made by each of the Investors are made to the Actual Knowledge of each of the Investors, “Actual Knowledge” means only that knowledge that each Investor has without having undertaken any inquiry or investigation.
          3.1 Execution and Validity (the Investor).
          The Investor has entered into this Agreement freely and voluntarily, in his individual capacity, and without reliance on any promises not expressly contained herein, that the Investor has been afforded an adequate time to review carefully the terms hereof, and that this Agreement will not be deemed void or avoidable by claims of duress, deception, mistake of fact, or otherwise. The Investor has the full right, power and authority to enter into, and the ability to perform its obligations under this Agreement and all other agreements and instruments contemplated by this Agreement. This Agreement has been duly executed and delivered by the Investor and is, and the other agreements and instruments to be executed and delivered by the

Investor will be, when executed and delivered by it, legal, valid and binding agreements of the Investor, enforceable in accordance with their respective terms.
          3.2 Absence of Encumbrances (the Investor).
          At the Closing Date, the Investor will be the record and beneficial owner of the TruPS, free and clear of any liens, pledges, claims, restrictions, agreements, charges and encumbrances of any kind (“Encumbrances”) and there are and as of the Closing Date there will be no pending or, to the Investor’s knowledge, threatened claims or proceedings which would impair or encumber any of the TruPS.
          3.3 Absence of Violations.
          Neither the execution nor delivery of this Agreement or of any of the other agreements and instruments contemplated by this Agreement, nor the consummation of the transaction contemplated by this Agreement or such other agreements and instruments will (a) conflict with or result in the breach of any term or provision of, or constitute a default under, or give any third party the right to accelerate any obligation under, any contract, agreement, indenture, deed of trust, instrument, order, law or regulation to which the Investor is a party or by which the Investor, or any of his assets or properties are in any way bound or obligated or (b) result in the creation of any Encumbrance upon any of the TruPS.
          3.4 Consents.
          (a) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Investor in connection with the transaction contemplated by this Agreement; and (b) no consent, approval, waiver or other action by any person or entity under any contract, instrument or other document is required or necessary for the execution, delivery and performance of this Agreement by the Investor, or the consummation by the Investor of the transaction contemplated by this Agreement.
          3.5 Brokers.
          No agent, broker, investment banker or other person or entity acting on behalf of the Investor or under its authority, is or will be entitled to any broker’s fee or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the transaction contemplated by this Agreement for which the Company or the Investor is or will become liable.
          3.6 Presumptions of Action in Concert.
          To the Investor’s Actual Knowledge, no facts or circumstances exist that would cause the Investor to be subject to a rebuttable presumption of action in concert with any other Investor pursuant to the provisions of 12 C.F.R. Section 574.4(d).
     4. Representations and Warranties of Company.
          The Company makes the representations and warranties contained in Sections 4.1 through 4.9 to the Investors intending that the Investors rely on each of such representations and warranties in order to induce the Investors to enter into and complete the transaction contemplated by this Agreement. These representations and warranties shall survive the consummation of the transaction contemplated by this Agreement until the expiration of one (1) year from the Closing Date, provided that in cases of fraud these representations and warranties shall survive the consummation of such transaction without any time limit. Where reference is made to the knowledge of the Company, such knowledge means and includes the actual knowledge of any of the directors or officers of the Company.

          4.1 Execution and Validity.
          The Company has the full right, power and authority to enter into, and the ability to perform its obligations under this Agreement and all other agreements and instruments contemplated by this Agreement. This Agreement has been duly executed and delivered by the Company and is, and the other agreements and instruments to be executed and delivered by the Company will be, when executed and delivered by it, legal, valid and binding agreements the Company, enforceable in accordance with their respective terms.
          4.2 Organization and Qualification.
          The Company (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and (b) has all the requisite power and authority to carry on its businesses as such businesses are presently conducted.
          4.3 Absence of Encumbrances.
          The Initial Shares have been duly authorized by all necessary corporate action. When issued and sold against receipt of consideration thereof, the Initial Shares will be validly issued by the Company, fully paid, non-assessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights. The voting rights provided for in the terms of the Initial Shares are validly authorized and shall not be subject to restriction or limitation in any respect except as set forth in the Company’s Articles of Incorporation or Ohio law. Any subsequent Company Common Stock issued by the Company pursuant to Section 2.1(c) or Section 2.1(d) will be validly issued by the Company, fully paid, non-assessable, will not subject the holders thereof to personal liability and will not be issued in violation of preemptive rights. The voting rights provided for in the terms of any Company Common Stock issued by the Company pursuant to Section 2.1(c) or Section 2.1(d) will be validly authorized and shall not be subject to restriction or limitation in any respect except as set forth in the Company’s Articles of Incorporation or Ohio law.
          4.4 Absence of Violations.
          Neither the execution nor delivery of this Agreement or of any of the other agreements and instruments contemplated by this Agreement, nor the consummation of the transaction contemplated by this Agreement or such other agreements and instruments, will (a) conflict with or result in the breach of any term or provision of, or constitute a default under, or give any third party the right to accelerate any obligation under, any charter provision, bylaw, contract, agreement, indenture, deed of trust, instrument, order, law or regulation to which the Company is a party or by which the Company or any of its assets or properties are in any way bound or obligated; or (b) result in the creation of any Encumbrance upon any of the assets or properties of the Company.
          4.5 Consents.
          (a) No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental authority is required on the part of the Company in connection with the transaction contemplated by this Agreement; and (b) no consent, approval, waiver or other action by any person or entity under any contract, instrument or other document is required or necessary for the execution, delivery and performance of this Agreement by the Company, or the consummation by the Company of the transactions contemplated by this Agreement.
          4.6 Litigation and Governmental Matters.
          There is no action, suit or proceeding that has been (a) filed and served, whether or not purportedly on behalf of the Company, at law or in equity, or before or by any federal,

state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which is pending; or (b) to the knowledge of the Company, (i) filed but not served or (ii) threatened, against (including, but not limited to, counterclaims) Company which involves the transactions contemplated by this Agreement or the possibility of any judgment or liability which if determined adversely to the Company would result in a material adverse change in the business, operations, affairs, properties or assets, or in the financial condition of the Company; and the Company is not in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or any federal, state, local or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would have a material adverse effect on the Company.
          4.7 Compliance.
          Neither the Company nor its business, nor the use, operation or maintenance of any of its assets or properties, is in or constitutes a default under, or is in violation of or contravenes, any applicable (including, without limitation, any tax, health, employment, customs or interstate or international commerce) statute, law, ordinance, decree, order, rule or regulation of any governmental authority, domestic or foreign, except where such default, violation or contravention would not have a material adverse effect on the Company. The Company has not, nor has any entity or individual acting on behalf of the Company made any payment of funds prohibited by law, and no funds of the Company have been set aside to be used for any such payment. The Company has complied with all applicable laws and regulations in connection with government contracts, if any, and, to the knowledge of the Company, no person or entity has made any allegation that the Company has not so complied.

          4.8 Brokers.
          No agent, broker, investment banker, or other person or entity acting on behalf of the Company or under its authority, is or will be entitled to any broker’s fee or finder’s fee or any other commission or similar fee, directly or indirectly, in connection with the transaction contemplated by this Agreement for which the Investors will become liable.
          4.9 Securities Reports.
          Company represents and warrants that since October 9, 2008, it has filed all forms, reports and documents required to be filed by it with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and such forms, reports and documents filed by the Company did not at the time filed with the Securities and Exchange Commission (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.
     5. Covenants of the Investors.
          In addition to other obligations contained in this Agreement, between the date of this Agreement and the Closing, unless specifically waived, in writing, by the Company, each Investor shall:
          5.1 Cooperation.
          Take no action that would cause the conditions upon which the obligations of the parties to effect the transactions contemplated by this Agreement not to be fulfilled including, without limitation, taking or causing to be taken any action that would cause the representations and warranties made by the Investor in this Agreement not to be true and correct in all material respects as of the Closing Date.
          5.2 Certain Acts.
          Use commercially reasonable efforts (including, without limitation, executing required documents and paying any related fees and expenses required by contract or otherwise) to cause to be fulfilled the conditions precedent to the Company’s obligations to consummate the transactions contemplated by this Agreement that are dependent upon the actions of the Investor.
          5.3 Governmental Filings.
          Promptly make all governmental filings or other submissions, if any, which may be necessary in order for the Investor to be able to consummate the transactions contemplated by this Agreement.
          5.4 No Shop; Standstill.
          Refrain from selling, transferring, pledging, encumbering, hypothecating or otherwise disposing of the TruPS to be held by him to any person or entity other than the Company, or continuing or entering into any discussions or negotiations with, or entering into any agreement with, any other person or entity concerning the matters addressed in this Section 5.4.
     6. Covenants of Company.
          In addition to other obligations contained in this Agreement, between the date of this Agreement and the Closing Date, unless specifically waived, in writing, by the Investors, the Company shall:

          6.1 Cooperation.
          Take no action that would cause the conditions upon which the obligations of the parties to effect the transactions contemplated by this Agreement not to be fulfilled including, without limitation, taking or causing to be taken any action that would cause the representations and warranties made by the Company in this Agreement not to be true and correct in all material respects as of the Closing.
          6.2 Certain Acts.
          Use commercially reasonable efforts (including, without limitation, executing required documents and paying any related fees and expenses required by contract or otherwise) to cause to be fulfilled the conditions precedent to the Investor’s obligations to consummate the transaction contemplated by this Agreement that are dependent upon the actions of the Company.
          6.3 Registration Rights.
          The Company agrees, at its own expense, within sixty (60) days of the Closing Date and within sixty (60) days of the exercise of any warrant referred to herein, to prepare and file a registration statement with the Securities and Exchange Commission with respect to the resale of any common stock or warrant issued hereunder, and thereafter use its best efforts to cause the registration statement to become effective as soon as reasonably practicable.
          6.4 Governmental Filings.
          Promptly make all governmental filings or other submissions, if any, which may be necessary in order for the Company to be able to consummate the transactions contemplated by this Agreement.

          6.5 Shareholder Approval.
          Submit to its shareholders at the Company’s 2009 annual meeting of shareholders a proposal for approval of the transactions contemplated by this Agreement in compliance with Nasdaq Stock Market, Inc. rules and regulations
     7. Conditions Precedent to the Obligations of the Investors.
          Unless each of the following conditions are satisfied or waived, in writing, by the Investor, no Investor shall be obligated to effect the transaction contemplated by this Agreement:
          7.1 Representations and Warranties.
          The representations and warranties of the Company contained in this Agreement shall be true and complete in all material respects as of the date of this Agreement and as of the Closing Date (as if each were made at such time), and Investor shall have received a certificate signed by an authorized officer of the Company to that effect.
          7.2 Performance.
          Each of the agreements, obligations, conditions and covenants to be performed or complied with by the Company at or prior to the Closing Date pursuant to the terms of this Agreement shall have been fully performed or complied with on or before the Closing Date, including, without limitation, each of the deliveries to be made by Company pursuant to Section 9.3.
          7.3 Absence of Litigation.
          There shall be no pending or threatened claim, action, litigation, suit or other proceeding, either judicial or administrative, against the Investor, or with respect to the Company, for the purpose of enjoining or preventing the consummation of this Agreement or otherwise claiming that this Agreement or its consummation is improper or adversely affecting or which would adversely affect the benefit to the Investor of the transactions contemplated by this Agreement.
          7.4 Consents.
          All consents, approvals, permits, estoppel certificates and/or waivers from governmental authorities and all other persons or entities necessary to effectuate the transactions contemplated by this Agreement and/or in the case of governmental regulations all applicable time periods shall have expired or been terminated.
     8. Conditions Precedent to Obligations of Company.
          Unless each of the following conditions are satisfied or waived, in writing, by the Company, the Company shall not be obligated to effect the transactions contemplated by this Agreement:
          8.1 Representations and Warranties.
          The representations and warranties of the Investors contained in this Agreement shall be true and complete in all material respects as of the date of this Agreement and as of the Closing Date (as if each were made at such time), and the Company shall have received a certificate signed by each Investor to that effect.
          8.2 Performance.
          Each of the agreements, obligations, conditions and covenants to be performed or complied with by the Investor, at or prior to the Closing, pursuant to the terms of this Agreement shall have been fully performed or complied with on or before the Closing Date, including, without limitation, each of the deliveries to be made by the Investors pursuant to Section 10.2.

          8.3 Absence of Litigation.
          There shall be no pending or threatened claim, action, litigation, suit or other proceeding, either judicial or administrative, against the Company, the Investors for the purpose of enjoining or preventing the consummation of this Agreement or otherwise claiming that this Agreement or its consummation is improper or which would adversely affect the benefit to the Company of the transactions contemplated by this Agreement.
          8.4 Consents.
          All consents, approvals, permits, estoppel certificates and/or waivers from governmental authorities and all other persons or entities necessary to effectuate the transaction contemplated by this Agreement and/or in the case of governmental regulations all applicable time periods shall have expired or been terminated.
     9. Condition Precedent to the Closing.
          Notwithstanding anything herein to the contrary, the Closing may not occur if the Company has not prior to the Closing received the approval of its shareholders of the transactions contemplated by this Agreement in compliance with Nasdaq Stock Market, Inc. rules and regulations.
     10. Closing and Post-Closing Covenants.
          10.1 Time and Place.
          The closing under this Agreement (the “Closing”) shall take place at 10:00 a.m. on the date that is five business days following the Company’s receipt of the shareholder approval contemplated in Section 9 herein (the “Closing Date”), at the offices of Krugliak, Wilkins, Griffiths & Dougherty Co., L.P.A. in Canton, Ohio, or such other time and/or place as may be agreed to by the Company and the Investors. If all of the conditions set forth in Sections

7, 8 and 9 are not satisfied by such date, subject to extension as provided in this Agreement, the Company or the Investors, as the case may be in connection with the applicable condition, shall have the right, but not the obligation, to postpone the Closing from time to time, but not beyond an additional sixty (60) days in the aggregate. Notwithstanding the foregoing, if the failure to satisfy a condition is a breach of this Agreement, exercise of an option provided in this Section 10.1 shall not constitute a waiver of such breach or of the right to seek damages for such breach.
          10.2 Obligations of the Investor.
          At the Closing, each Investor shall deliver to Company:
               10.2.1 The certificate dated as of the Closing Date, as described in Section 8.1;
               10.2.2 The TruPS held by him;
               10.2.3 An executed copy of an agreement, in form satisfactory to the Company and its counsel, providing for the cancellation of the TruPS and the common securities issued by the Trust (the “Cancellation Agreement”);
               10.2.4 All required consents, approvals, permits, estoppel certificates and/or waivers as required by Section 8.4, if any;
               10.2.5 Such other certificates, instruments and documents of transfer, if any, as may be necessary to consummate the transactions contemplated by this Agreement.
     10.3 Obligations of the Company.
     At the Closing, the Company shall deliver to each Investor:
          10.3.1 The Cash Consideration by wire transfer of immediately available funds pursuant to wire instructions to be provided by the Investors prior to the Closing Date;
          10.3.2 The Initial Shares;

               10.3.3 The officer’s certificate dated as of the Closing Date as described in Section 7.1;
               10.3.4 A certified copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of, and the transactions contemplated by, this Agreement;
               10.3.5 The Exhibit A Warrant, as described and set forth in Section 2.1(c);
               10.3.6 The Exhibit B Warrant, as described and set forth in Section 2.1(d);
               10.3.7 A copy of the Cancellation Agreement; and
               10.3.8 All required consents, approvals, permits, estoppel certificates and/or waivers as required by Section 7.4, if any;
               10.3.9 Such other certificates, instruments and documents of transfer if any, as may be necessary to consummate the transactions contemplated by this Agreement.
     11. Indemnification.
          11.1 Indemnification by Investor. From and after the Closing Date, each Investor shall indemnify, defend and hold harmless Company and its stockholders, directors (other than any Investor who is a director of the Company), officers, employees and agents and their successors and assigns against any loss, claim, damage, cost, obligation, liability, penalty and expense, including all legal and other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, cost, obligation, liability, penalty or expense or action in respect of such matters (collectively referred to as “Section 11 Damages”), occasioned by, arising out of or resulting from any breach or default of any representation or warranty by, or covenant of, the Investor contained in this Agreement, the Purchase Agreement dated September ___, 2009 by and among MMCapS Funding XVIII, Ltd., Sandler O’Neill Advisors, L.P., the Investors and the Company (“Purchase Agreement”) or any other agreement provided for in this Agreement. Indemnification under this Section 11 shall constitute the Company’s exclusive remedy for any breach or default of any representation or warranty by, or covenant of, the Investor contained in this Agreement or any other agreement provided for in this Agreement, except in cases of fraud. The Company may pursue other remedies in addition to indemnification for fraud.
          11.2 Indemnification by Company. From and after the Closing, Company shall indemnify, defend and hold harmless each Investor and his agents, successors and assigns against any Section 11 Damages occasioned by, arising out of or resulting from any breach or default of any representation or warranty by, or covenant of, Company or made with respect to the Company by the Investors contained in this Agreement, the Purchase Agreement or any other agreement provided for in this Agreement. Indemnification under this Section 11 shall constitute each Investor’s exclusive remedy for any breach or default of any representation or warranty by, or covenant of Company contained in this Agreement or any other agreement provided for in this Agreement, except in cases of fraud. The Investors may pursue other remedies in addition to indemnification for fraud.
          11.3 Notice of Indemnification.
          Upon receipt by an indemnified party of notice of the commencement against it of any action involving a claim, such indemnified party, if a claim in respect of such action is to be made by it against any indemnifying party under this Section 11, shall promptly notify in writing the indemnifying party of such commencement. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of such commencement, the indemnifying party will be entitled to participate in the defense and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense of the action, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party unless the indemnifying party had determined not to assume the defense of the action. The indemnifying party will not settle or compromise any claim or action without the written consent of the indemnified party (which consent shall not be unreasonably withheld)
          11.4 Basket.
          Except as otherwise provided in this Agreement, neither the Investors, on the one hand, nor Company, on the other hand, shall have any liability for indemnification pursuant to Section 11 unless the total Section 11 Damages for which the indemnifying party would otherwise be liable exceeds $50,000 in the aggregate for the Company or for the Investors in total, in which case the liability for indemnification shall include such $50,000, provided, however, that such $50,000 “basket” shall not apply to any fraud by the parties hereto and shall only apply to any breach or default of any representation or warranty by, or covenant of, the parties hereto. The maximum amount of indemnification claims for which the Investor shall be liable in the aggregate shall not exceed the Exchange Price as set forth in Section 2.1.

     12. Termination.
          This Agreement shall be terminated and the transaction contemplated by this Agreement abandoned at any time prior to the Closing:
          12.1 By mutual written consent of the Company and the Investor.
          12.2 By Company upon written notice to the Investors, if an Investor has violated or breached any representation, warranty or covenant contained in this Agreement or any agreement contemplated by this Agreement; provided that the Company shall have given the Investors thirty (30) days’ advance written notice setting forth the basis on which the Company is exercising its right to terminate and such violation or breach is not cured within such thirty (30) days.
          12.3 By an Investor with respect to himself upon written notice to the Company, if the Company has violated or breached any representation, warranty or covenant contained in this Agreement or any agreement contemplated by this Agreement; provided that the Investor shall have given the Company thirty (30) days’ advance written notice setting forth the basis on which the Investor is exercising its right to terminate and such violation or breach is not cured within such thirty (30) days.
          Termination by the Company or an Investor pursuant to Sections 12.2 or 12.3, respectively, shall not constitute a waiver of the breach affording such right of termination or of the right to seek damages for such breach, and termination by an Investor pursuant to Section 12. 3 shall not affect the rights and obligations set forth herein of the Company and the other Investors with respect to each other.
          12.4 Automatically if the Closing has not occurred on or before March 31, 2010.

          12.5 Automatically if the Company’s shareholders do not approve the transactions contemplated by this Agreement in compliance with Nasdaq Stock Market, Inc. rules and regulations at the Company’s 2009 annual meeting of stockholders and any postponements or adjournments thereof.
     13. Release. As a part of the consideration of this Agreement, each Investor and for the personal representatives, successors, and assigns of the Investor, does hereby remise, release, and forever discharge the Company and the officers, employees, directors (other than any Investor who is a director of the Company), and stockholders thereof, of and from all manner of actions, whether intentional or negligent, causes and causes of action, suits, debts, sums of money, account reckonings, bonds, bills, specialties, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims, and demands, whatsoever, at law or in equity, and particularly, in regard to any and all claims relating to the TruPS and any and all transactions in relation thereto other than the transaction entered into pursuant to this Agreement or the Purchase Agreement (including, without limitation, any guaranties of the same and without limitation any claim to dividends deferred and not paid under the TruPS), which Investor or Investor’s personal representatives, successors, assigns, and agents ever had, now have, or may have in the future, for, upon or by reason of any matter, cause, or thing, whatsoever relating to the TruPS and any transactions in relation thereto other than the transaction entered into pursuant to this Agreement or the Purchase Agreement (including without limitation any guaranties of the same and without limitation any claim to dividends deferred and not paid under the TruPS).
     14. Specific Performance. Notwithstanding anything to the contrary contained herein, if any party to this Agreement fails to fulfill any of its obligations pursuant to this Agreement, or if any of the covenants or representations set forth in this Agreement are not true and correct pursuant to the terms of this Agreement, each party hereto agrees that the other party would suffer irreparable harm from any such breach. In the event of an alleged or threatened breach by any party of any of the provisions of this Agreement, the aggrieved party may, in addition to all other rights and remedies existing in its favor, apply to any court of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.
     15. Miscellaneous.
          15.1 Notices.
          All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be delivered or sent, with the copies indicated, by personal delivery, telecopy (with confirmation and additional copy sent by overnight delivery service) or overnight delivery service (by a reputable international carrier) to the parties as follows (or at such other address as a party may specify by notice given pursuant to this Section):

To Investors: as set forth on the signature pages to this Agreement
With a Copy to:
Krugliak, Wilkins, Griffiths & Dougherty Co., L.P.A.
4775 Munson Street NW
Canton, Ohio 44718
Attn: Randall C. Hunt
Fax: (330) 497-4020
Email: rchunt@kwgd.com

To Company:	PVF CAPITAL CORP.
30000 Aurora Road
Solon, Ohio 44139
Attn: Chief Executive Officer
Fax: (440) 914-3916
With a copy to:	Kilpatrick Stockton LLP
607 14th Street, NW
Suite 900
Washington, DC 20005
Attn: Joel E. Rappoport
Fax: (202) 508-5858
Email: jrappoport@kilpatrickstockton.com
All notices shall be deemed given and received one business day after their delivery to the addresses for the respective party(ies), with the copies indicated, as provided in this Section 15.1.
          15.2 Entire Agreement.
          This Agreement, the documents which are Exhibits to this Agreement and any other contemporaneous written agreements entered into by the parties contain the sole and entire binding agreement among and representations made by the parties to each other and supersede any and all other prior written or oral agreements and representations among them.
          15.3 Amendment.
          No amendment or modification of this Agreement shall be valid unless, in writing, and duly executed by the parties affected by the amendment or modification.

          15.4 Binding Effect.
          This Agreement shall be binding upon and inure to the benefit of the parties and their respective representatives, heirs, successors and permitted assigns.
          15.5 Waiver.
          Waiver by any party of any breach of any provision of this Agreement shall not be considered as or constitute a continuing waiver or a waiver of any other breach of the same or any other provision of this Agreement.
          15.6 Captions.
          The captions contained in this Agreement are inserted only as a matter of convenience or reference and in no way define, limit, extend or describe the scope of this Agreement or the intent of any of its provisions.
          15.7 Construction.
          In the construction of this Agreement, whether or not so expressed, words used in the singular or in the plural, respectively, include both the plural and the singular and the masculine, feminine and neuter genders include all other genders. Since all parties have engaged in the drafting of this Agreement, no presumption of construction against any party shall apply.
          15.8 Sections.
          All references contained in this Agreement to Sections shall be deemed to be references to Sections of and Exhibits attached to this Agreement, except to the extent that any such reference specifically refers to another document. All references to Sections shall be deemed to also refer to all subsections of such Sections, if any.

          15.9 Severability.
          In the event that any portion of this Agreement is illegal or unenforceable, it shall affect no other provisions of this Agreement, and the remainder of this Agreement shall be valid and enforceable in accordance with its terms.
          15.10 Absence of Third-Party Beneficiaries.
          Nothing in this Agreement, express or implied, is intended to (a) confer upon any person or entity other than the parties to this Agreement, any rights or remedies under or by reason of this Agreement as a third-party beneficiary or otherwise; or (b) authorize anyone not a party to this Agreement to maintain an action or institute an arbitration proceeding pursuant to or based upon this Agreement.
          15.11 Business Day.
          As used in this Agreement, the term “business day” means any day other than a Saturday, Sunday or legal or bank holiday in the City of New York, NY (the “City”). If any time period set forth in this Agreement expires on other than a business day in the City, such period shall be extended to and through the next succeeding business day in the City.
          15.12 Assignment.
          Neither this Agreement nor any rights under this Agreement may be assigned by any party without the written consent of all other parties.
          15.13 Other Documents.
          The parties shall take all such actions and execute all such documents which may be necessary to carry out the purposes of this Agreement, whether or not specifically provided for in this Agreement.

          15.14 Governing Law.
          This Agreement and the interpretation of its terms shall be governed by the laws of the State of Ohio, without application of conflicts of law principles.
          15.15 Attorneys Fees.
          Company shall pay the fees and expenses of the Investors’ legal counsel up to the sum of Thirty-Five Thousand Dollars ($35,000.00), and Company shall pay its attorneys’ fees and expenses for the negotiation and preparation of this Agreement, the Exhibits and the other agreements contemplated by this Agreement.
          15.16 Public Disclosure.
          No party to this Agreement shall make any public disclosure or publicity release pertaining to the existence of the subject matter contained in this Agreement without notifying and consulting with the other parties and upon approval of a joint press release; provided, however, that notwithstanding the foregoing, each party shall be permitted, after notice to the other parties, to make such disclosures to the public or to governmental agencies as its counsel shall deem necessary to maintain compliance with, and to prevent violation of, applicable laws, federal, state and local, domestic and foreign, including federal and state securities laws.
          15.17 Counterparts.
          This Agreement may be executed and delivered in two or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one agreement.
[The Remainder of the Page is Intentionally Left Blank]

The parties have executed this Agreement as of the date set forth above.

PVF CAPITAL CORP., An Ohio Corporation
By:	/s/ Stuart D. Neidus
	Name:	Stuart D. Neidus
	Title:	Director and Chairman of the Special Committee

INVESTOR:   /s/ Marty E. Adams
Name: Marty E. Adams
Address: [ADDRESS OMITTED]
Liquidation Preference Amount of TruPS held: 4,500,000
Investor’s Percentage: 45%
Class of Accredited Investor:
INVESTOR:   /s/ Lee Burdmann
Name: Lee Burdmann
Address: [ADDRESS OMITTED]
Liquidation Preference Amount of TruPS held: 375,000
Investor’s Percentage: 3.75%
Class of Accredited Investor:
INVESTOR:   /s/ Robert J. King, Jr.
Name: Robert J. King, Jr.
Address: [ADDRESS OMITTED]
Liquidation Preference Amount of TruPS held: 1,000,000
Investor’s Percentage: 10%
Class of Accredited Investor:

INVESTOR:   /s/ John S. Loeber
Name: John S. Loeber
Address: [ADDRESS OMITTED]
Liquidation Preference Amount of TruPS held: 500,000
Investor’s Percentage: 5%
Class of Accredited Investor:
INVESTOR:   /s/ Umberto P. Fedeli
Name: Umberto P. Fedeli
Address: [ADDRESS OMITTED]
Liquidation Preference Amount of TruPS held: 2,000,000
Investor’s Percentage: 20%
Class of Accredited Investor:

INVESTOR:	/s/ James E. Pastore

Name:	James E. Pastore
Address	[ADDRESS OMITTED]
Liquidation Preference Amount of TruPS held: 750,000
Investor’s Percentage: 7.5%
Class of Accredited Investor:

INVESTOR:	/s/ Richard R. Hollington, Jr

Name:	Richard R. Hollington, Jr
Address	[ADDRESS OMITTED]
Liquidation Preference Amount of TruPS held: 250,000
Investor’s Percentage: 2.5%
Class of Accredited Investor:

INVESTOR:	/s/ Richard R. Hollington, III

Name:	Richard R. Hollington, III
Address	[ADDRESS OMITTED]
Liquidation Preference Amount of TruPS held: 250,000
Investor’s Percentage: 2.5%
Class of Accredited Investor:

INVESTOR:	/s/ Jonathan A. Levy

Name:	Jonathan A. Levy
Address	[ADDRESS OMITTED]
Liquidation Preference Amount of TruPS held: 375,000
Investor’s Percentage: 3.75%
Class of Accredited Investor:

EXHIBIT A
FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.
Date: ____________, 2009
COMMON STOCK WARRANT
OF
PVF CAPITAL CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO
THIS CERTIFIES THAT, for value received, ______________________ (the “Investor”) is entitled to subscribe for and purchase shares (the “Shares”) of the fully paid and nonassessable Common Stock of PVF CAPITAL CORP., an Ohio corporation (the “Company”), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term “Common Stock” shall mean the Company’s duly authorized Common Stock, and any stock into or for which such Common Stock may hereafter be exchanged pursuant to the Articles of Incorporation of the Company as from time to time amended as provided by law and in such Articles, and the term “Grant Date” shall mean the date set forth above.
This Warrant is issued in connection with the Exchange Agreement of even date herewith executed by and between the Investor and the Company (the “Exchange Agreement”).
1.	TERM. Subject to the terms hereof, the purchase right represented by this Warrant is exercisable, in whole, at any time from and after the Grant Date and at or prior to 11:59 p.m. Eastern Standard Time on the date five (5) years following the Grant Date (the “Expiration Date”). The number of Shares, type of security and Exercise Price (as that term is defined in Section 2 hereof) are subject to adjustment as provided herein, and all references to “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. Terms used herein and not otherwise defined shall have the meaning as set forth in the Exchange Agreement.

2.	NUMBER OF SHARES AND EXERCISE PRICE. Subject to the terms and conditions hereinafter set forth, the Investor is entitled, upon surrender of this Warrant prior to the Expiration Date, to purchase from the Company, _______ shares of Common Stock. The purchase price for the shares of the Common Stock purchased pursuant to this Warrant shall be equal to the lesser of (i) $4.00 per share, (ii) $_____ per share, (iii) in the event that the Company consummates a public offering other than pursuant to an employee benefit plan of the Company, including an offering registered with the Securities and Exchange Commission notwithstanding that such registered offering might be deemed a private offering under Nasdaq Marketplace Rule 5635 (a “Public Offering”), the price per share for shares of Common Stock in any such Public Offering, or (iv) in the event that the Company consummates a private placement of shares of Common Stock in exchange exclusively for cash consideration pursuant to Regulation D, the Regulation D private placement offering price per share for shares of Common Stock in any such private placement (“Exercise Price”)

3.	METHOD OF EXERCISE. The purchase right represented by this Warrant may be exercised by the Investor, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company accompanied by payment to the Company, by certified check, or wire transfer payable to the Company, in an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased. Thereupon, the Investor, as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate representing the number of Shares so purchased which shall be delivered to the Investor as soon as possible and in any event within thirty (30) days of receipt of such notice, surrendered Warrant and proper payment, and a new warrant in substantially identical form and dated as of such date of exercise shall be issued to the Investor for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. The Investor shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

4.	STOCK FULLY PAID: RESERVATION OF SHARES. The Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, subject to shareholder approval, if required by applicable law, and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the right represented by this Warrant.

2

5.	ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:
a.	Reclassification or Merger. If at any time while this Warrant remains outstanding and unexpired, in case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance reasonably satisfactory to the Investor) providing that the Investor shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, mergers and transfers.

b.	Subdivisions or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of Shares issuable upon exercise hereof, shall be proportionally adjusted and the Exchange Price shall be adjusted so that the aggregate exercise price of this Warrant shall at all time remains equal.

c.	Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after

3

such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

d.	No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as maybe necessary or appropriate in order to protect the rights of the Investor against impairment.
6.	NOTICE OF ADJUSTMENTS. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the Investor setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

7.	FRACTIONAL SHARES. No fractional Shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment equal to the excess of the average daily closing price of the Company’s common stock for the twenty (20) business days prior to the exercise date for such fractional shares above the Warrant Price for such fractional share.

8.	TRANSFERS AND EXCHANGES. This Warrant shall be transferable by the Investor provided that the Investor in connection with such transfer delivers to the Company an opinion of counsel, in form and substance satisfactory to the Company, that registration is not required under the Securities Act of 1933, as amended, or any applicable state securities laws.

9.	RIGHTS AS STOCKHOLDERS. The Investor, as holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock, or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Investor, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY. This Warrant is issued and delivered on the basis of the following:

4

a.	This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

b.	The Shares have been duly authorized by the Company and when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

c.	The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the Investor are as set forth in the Company’s Articles of Incorporation, as amended;

d.	The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal state or local government authority or agency or other person.
11.	REPRESENTATIONS AND WARRANTIES OF INVESTOR. The Investor hereby represents and warrants that:
a.	Purchase Entirely for Own Account. This Warrant is issued to the Investor in reliance upon Investor’s representation to the Company, which by its acknowledgment of this Warrant Investor hereby confirms, that the Warrant and the Common Stock issuable upon exercise of the Warrant (collectively, the “Securities”) will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By acknowledging this Warrant, the Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Securities. The Investor has full power and authority to acknowledge this Warrant.

b.	Disclosure of Information. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant.

5

c.	Investment Experience. The Investor acknowledges that it can bear the economic risk of its investment.

d.	Accredited Investor. The Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

e.	Restricted Securities. The Investor understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

f.	Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:
i.	“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.”
12.	MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13.	NOTICES. All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be delivered or sent, with the copies indicated, by personal delivery, telecopy (with confirmation and additional copy sent by overnight delivery service) or overnight delivery service (by a reputable international carrier) to the parties as follows (or at such other address as a party may specify by notice given pursuant to this Section);

6

To Investor:

Fax:
Email:

With a Copy to:	Krugliak, Wilkins, Griffiths & Dougherty Co., L.P.A.
4775 Munson Street, NW
Canton, Ohio 44735-6963
Attn: Randall C. Hunt
Fax: (330) 497-4020
Email: rhunt@kwgd.com

To Company:	PVF CAPITAL CORP.
30000 Aurora Road
Solon, Ohio 44139
Attn: Chief Executive Officer
Fax: (440) 914-3916

With a copy to:	Kilpatrick Stockton LLP
607 14th Street, NW
Suite 900
Washington, DC 20005
Attn: Joel E. Rappoport
Fax: (202) 508-5858
Email: jrappoport@kilpatrickstockton.com
All notices shall be deemed given and received one business day after their delivery to the addresses for the respective party(ies), with the copies indicated, as provided in this Section 13.
14.	BINDING EFFECT ON SUCCESSORS. The terms and provisions of this Warrant shall be binding upon the Company and its respective successors and assigns and the Investor. All of the obligations of the parties relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of each party relating thereto shall inure to the benefit of the successors and assigns of the other. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Investor but at the Company’s expense, acknowledge in writing its continuing obligation to the Investor in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities) to which the Investor shall continue to be entitled

7

after such exercise in accordance with this Warrant; provided, that the failure of the Investor to make any such request shall not affect the continuing obligation of the Company to the Investor in respect of such rights.

15.	LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the Investor that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16.	DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

17.	GOVERNING LAW. This Agreement and the interpretation of its terms shall be governed by the laws of the State of Ohio, without application of conflicts of law principles.

18.	CONFIDENTIALITY; NO PUBLIC DISCLOSURE. The terms and conditions of this Warrant are confidential. Neither party shall make any public disclosure concerning the terms and conditions of this Warrant without the prior written consent of the other party, except as required by the rules and regulations of the Securities and Exchange Commission, the Nasdaq Stock Market, Inc. or any other applicable stock exchanges.

19.	ATTORNEYS FEES. Except as otherwise set forth in the Exchange Agreement, the Company and Investor shall pay their respective attorneys’ fees and expenses for the negotiation and preparation of this Warrant and the other agreements contemplated by this Warrant.

20.	COUNTERPARTS. This Agreement may be executed and delivered in two or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one agreement.
[Remainder of Page Intentionally Left Blank]

8

     The parties have executed this Warrant as of the date set forth above.

Investor:

By:
Name:

Company:	PVF CAPITAL CORP., An Ohio corporation
By:
		Name:	Stuart D. Neidus
		Title:	Director and Chairman of the Special Committee

9

EXHIBIT A
NOTICE OF EXERCISE
To: PVF CAPITAL CORP.
30000 Aurora Road
Solon, Ohio 44139
Attn:
1.	The undersigned hereby elects to purchase __________ Shares of Common Stock of PVF CAPITAL CORP. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full.

2.	Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name or names as are specified below:

Name:

Address:

3.	The undersigned represents that the aforesaid Shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares.

By:
Name:

10

EXHIBIT B
FORM OF WARRANT

NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS. THEY HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES LAWS, OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.
Date:                     , 2009
COMMON STOCK WARRANT
OF
PVF CAPITAL CORP.
INCORPORATED UNDER THE LAWS OF THE STATE OF OHIO
THIS CERTIFIES THAT, for value received,                      (the “Investor”) is entitled to subscribe for and purchase shares (the “Shares”) of the fully paid and nonassessable Common Stock of PVF CAPITAL CORP., an Ohio corporation (the “Company”), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term “Common Stock” shall mean the Company’s duly authorized Common Stock, and any stock into or for which such Common Stock may hereafter be exchanged pursuant to the Articles of Incorporation of the Company as from time to time amended as provided by law and in such Articles, and the term “Grant Date” shall mean the date set forth above.
This Warrant is issued in connection with the Exchange Agreement of even date herewith executed by and between the Investor and the Company (the “Exchange Agreement”).
1.	TERM. Subject to the terms hereof, the purchase right represented by this Warrant is exercisable, in whole, at any time from and after the Grant Date and at or prior to 11:59 p.m. Eastern Standard Time on the date five (5) years following the Grant Date. Notwithstanding the foregoing, in the event that the Company does not complete an Offering (as defined below) within one (1) year of the Grant Date, this Warrant shall terminate and be of no effect. The number of Shares, type of security and Exercise Price (as that term is defined in Section 2 hereof) are subject to adjustment as provided herein, and all references to “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments.

Terms used herein and not otherwise defined shall have the meaning as set forth in the Exchange Agreement.

2.	NUMBER OF SHARES. Subject to the terms and conditions hereinafter set forth, in the event the Company completes one or more Offerings within one year after the Grant Date, the Investor is entitled, upon surrender of this Warrant, to purchase from the Company, a number of shares of Common Stock equal to the Investor Allowable Number (as defined below). The “Investor Allowable Number” shall be a number of shares equal to (A) the product of (x) ___% and (y) the Dilution Limit (as defined below) minus (B) _________ shares; provided, however, that if the Investor Allowable Number would be less than 0 under this formula, then the Investor Allowable Number shall be deemed to be 0. The Dilution Limit is a number of shares equal to 4.9% of the total number of shares of Common Stock outstanding subsequent to the first Offering completed by the Company within one year following the Grant Date. In the event two or more Offerings are completed by the Company within one year following the Grant Date, then upon the completion of each Offering completed within such one-year period and subsequent to the first completed Offering the Dilution Limit shall be increased by a number of shares equal to 4.9% of the total number of shares of Common Stock sold in each Offering completed within such one-year period and subsequent to the first completed Offering. The purchase price for the shares of the Common Stock purchased pursuant to this Warrant shall be equal to the lesser of (i) $4.00 per share, (ii) $ per share, (iii) in the event that the Company consummates a public offering of Common Stock other than pursuant to an employee benefit plan of the Company, including an offering registered with the Securities and Exchange Commission notwithstanding that such registered offering might be deemed a private offering under Nasdaq Marketplace Rule 5635 (a “Public Offering”), the price per share for shares of Common Stock in any such Public Offering, or (iv) in the event that the Company consummates a private placement of shares of Common Stock in exchange exclusively for cash consideration pursuant to Regulation D (a “Private Placement”), the Regulation D private placement offering price per share for shares of Common Stock in any such private placement (“Exercise Price”). A Public Offering or a Private Placement is referred to herein as an “Offering.”

3.	METHOD OF EXERCISE. The purchase right represented by this Warrant may be exercised by the Investor, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company accompanied by payment to the Company, by certified check, or wire transfer payable to the Company, in an amount equal to the then applicable Exercise Price per share multiplied by the number of Shares then being purchased. Thereupon, the Investor, as the holder of this Warrant, shall be entitled to receive from the Company a stock certificate representing the number of Shares so purchased which shall be delivered to the Investor as soon as possible and in any event within thirty (30) days of receipt of such notice, surrendered Warrant and proper

2

payment, and a new warrant in substantially identical form and dated as of such date of exercise shall be issued to the Investor for the purchase of that number of Shares equal to the difference, if any, between the number of Shares subject to this Warrant and the number of Shares as to which this Warrant is so exercised. The Investor shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised.

4.	STOCK FULLY PAID: RESERVATION OF SHARES. The Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and non assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, subject to shareholder approval, if required by applicable law, and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the right represented by this Warrant.

5.	ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. After the Public Offering is conducted, the number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:
a.	Reclassification or Merger. If at any time while this Warrant remains outstanding and unexpired, in case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance reasonably satisfactory to the Investor) providing that the Investor shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 5. The provisions of this subparagraph (a) shall similarly apply to successive reclassification, changes, mergers and transfers.

3

b.	Subdivisions or Combination of Shares. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the number of Shares issuable upon exercise hereof shall be proportionally adjusted and the Exchange Price shall be adjusted so that the aggregate exercise price of this Warrant shall at all time remains equal

c.	Common Stock Dividends. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing subparagraphs (a) and (b)), then the Exercise Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution and the number of Shares subject to this Warrant shall be proportionately adjusted.

d.	No Impairment. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as maybe necessary or appropriate in order to protect the rights of the Investor against impairment.
6.	NOTICE OF ADJUSTMENTS. Whenever the Exercise Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the Investor setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price after giving effect to such adjustment.

7.	FRACTIONAL SHARES. No fractional Shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional Shares the Company shall make a cash payment equal to the excess of the average daily closing price of the Company’s common stock for the twenty (20) business days prior to the exercise date for such fractional shares above the Warrant Price for such fractional share.

4

8.	TRANSFERS AND EXCHANGES. This Warrant shall be transferable by the Investor provided that the Investor in connection with such transfer delivers to the Company an opinion of counsel, in form and substance satisfactory to the Company, that registration is not required under the Securities Act of 1933, as amended, or any applicable state securities laws.

9.	RIGHTS AS STOCKHOLDERS. The Investor, as holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock, or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Investor, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

10.	REPRESENTATIONS AND WARRANTIES OF THE COMPANY. This Warrant is issued and delivered on the basis of the following:
a.	This Warrant has been duly authorized and executed by the Company and when delivered will be the valid and binding obligation of the Company enforceable in accordance with its terms;

b.	The Shares have been duly authorized by the Company and when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable;

c.	The rights, preferences, privileges and restrictions granted to or imposed upon the Shares and the Investor are as set forth in the Company’s Articles of Incorporation, as amended;

d.	The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company’s Articles of Incorporation or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration with or the taking of any action in respect of or by, any federal state or local government authority or agency or other person.
11.	REPRESENTATIONS AND WARRANTIES OF INVESTOR. The Investor hereby represents and warrants that:

5

a.	Purchase Entirely for Own Account. This Warrant is issued to the Investor in reliance upon Investor’s representation to the Company, which by its acknowledgment of this Warrant Investor hereby confirms, that the Warrant and the Common Stock issuable upon exercise of the Warrant (collectively, the “Securities”) will be acquired for investment for the Investor’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By acknowledging this Warrant, the Investor does not have any contract, undertaking, agreement, or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any of the Securities. The Investor has full power and authority to acknowledge this Warrant.

b.	Disclosure of Information. The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant.

c.	Investment Experience. The Investor acknowledges that it can bear the economic risk of its investment.

d.	Accredited Investor. The Investor is an “accredited investor” within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

e.	Restricted Securities. The Investor understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Act only in certain limited circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

f.	Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:
i.	“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE MORTGAGED, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH

6

SHARES UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF COUNSEL FOR THE CORPORATION THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT.”
12.	MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

13.	NOTICES. All notices, demands or requests provided for or permitted to be given pursuant to this Agreement must be in writing and shall be delivered or sent, with the copies indicated, by personal delivery, telecopy (with confirmation and additional copy sent by overnight delivery service) or overnight delivery service (by a reputable international carrier) to the parties as follows (or at such other address as a party may specify by notice given pursuant to this Section);

To Investor:

Attn:
Fax:
Email:

With a Copy to:	Krugliak, Wilkins, Griffiths & Dougherty Co., L.P.A.
4775 Munson Street, NW
Canton, Ohio 44735-6963
Attn: Randall C. Hunt
Fax: (330) 497-4020
Email: rhunt@kwgd.com

To Company:	PVF CAPITAL CORP.
30000 Aurora Road
Solon, Ohio 44139
Attn: Chief Executive Officer
Fax: (440) 914-3916

With a copy to:	Kilpatrick Stockton LLP
607 14th Street, NW
Suite 900
Washington, DC 20005
Attn: Joel E. Rappoport

7

Fax: (202) 508-5858
Email: jrappoport@kilpatrickstockton.com
All notices shall be deemed given and received one business day after their delivery to the addresses for the respective party(ies), with the copies indicated, as provided in this Section 13.
14.	BINDING EFFECT ON SUCCESSORS. The terms and provisions of this Warrant shall be binding upon the Company and its respective successors and assigns and the Investor. All of the obligations of the parties relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of each party relating thereto shall inure to the benefit of the successors and assigns of the other. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the Investor but at the Company’s expense, acknowledge in writing its continuing obligation to the Investor in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Securities) to which the Investor shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the Investor to make any such request shall not affect the continuing obligation of the Company to the Investor in respect of such rights.

15.	LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the Investor that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

16.	DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

17.	GOVERNING LAW. This Agreement and the interpretation of its terms shall be governed by the laws of the State of Ohio, without application of conflicts of law principles.

18.	CONFIDENTIALITY; NO PUBLIC DISCLOSURE. The terms and conditions of this Warrant are confidential. Neither party shall make any public disclosure concerning the terms and conditions of this Warrant without the prior written consent of the other party, except as required by the rules and regulations of the Securities and Exchange Commission, the Nasdaq Stock Market, Inc. or any other applicable stock exchanges.

8

19.	ATTORNEYS FEES. Except as otherwise set forth in the Exchange Agreement, the Company and Investor shall pay their respective attorneys’ fees and expenses for the negotiation and preparation of this Warrant and the other agreements contemplated by this Warrant.

20.	COUNTERPARTS. This Agreement may be executed and delivered in two or more counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one agreement.
[Remainder of Page Intentionally Left Blank]

9

  The parties have executed this Warrant as of the date set forth above.
  Investor:

By:
Name:

Company:	PVF CAPITAL CORP., An Ohio corporation
By:
		Name:	Stuart D. Neidus
		Title:	Director and Chairman of the Special Committee

10

EXHIBIT A
NOTICE OF EXERCISE
To: PVF CAPITAL CORP.
30000 Aurora Road
Solon, Ohio 44139
Attn:
1.	The undersigned hereby elects to purchase Shares of Common Stock of PVF CAPITAL CORP. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such Shares in full.

2.	Please issue a certificate or certificates representing said Shares in the name of the undersigned or in such other name or names as are specified below:

Name:

Address:

3.	The undersigned represents that the aforesaid Shares being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such Shares.

By:
Name:

11